Exhibit 10.12

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of                   , 2010, by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), GI STAG INVESTCO, LLC, a Delaware limited liability company (“GISI”) and the undersigned contributors (each a “Contributor” and collectively, the “Contributors”).

RECITALS

A.                                   WHEREAS, on                   , 2010, the Company and the Operating Partnership entered into several contribution agreements (the “Contribution Agreements”) with the Contributors, which provide for the contribution of various portfolios of primarily single-tenant real estate assets (the “Contributions”) in connection with a proposed initial public offering (the “Public Offering” and together with the Contributions, the “Formation Transactions”) of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”);

B.                                     WHEREAS, each Contributor is the record owner or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of, and has the right to direct the voting or disposition of, the number of shares of Common Stock, or common units of limited partnership in the Operating Partnership (“OP Units”), indicated on the signature page of this Agreement (such shares of common stock and shares of Common Stock issuable upon redemption of the OP Units, the “Shares”); and

C.                                     WHEREAS, as an inducement for (i) GISI to enter into the limited liability company agreement (the “JV Agreement”) of STAG GI INVESTMENTS, LLC, a Delaware limited liability company (“STAG GI”), and (ii) each of the Contributors to enter into such Contributor’s Contribution Agreement with the Company and the Operating Partnership, and as part of the conditions to the consummation of the Formation Transactions, the Company desires to agree to provide GISI the right to select up to two individuals to be nominated to serve on the Board of Directors of the Company (the “Board”), and each Contributor desires to agree to vote the Shares over which the Contributor has voting power as described below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Initial Board of Directors.

(a)                                  If GISI, through its interest in STAG GI, receives beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the total OP Units issued by the Operating Partnership in the Contributions, then immediately following the Public Offering, the Board shall consist of seven directors, at least five of whom will be Independent Directors (as defined below), each of whom will serve a one-year term and two of whom shall have been selected by GISI.  Of the two directors to be selected by GISI, both must be Qualified Nominees (as defined below) and at least one must qualify as an Independent Director and qualify to serve as chairperson of at least one of the compensation, audit, nominating and investment committees of the Board and will be required to serve as chairperson of one of the aforesaid committees; provided, however, the composition of the Board and each committee thereof shall satisfy all listing requirements of the New York Stock Exchange.  GISI agrees to notify the Company of its proposed appointments for the initial Board at least one week in advance of the expected filing of the first amendment to the registration statement for the Public Offering, together with any information regarding such appointees as the Company reasonably requests.

(b)                                 “Independent Director” means an individual who qualifies as an “independent director” under the requirements of the New York Stock Exchange.

(c)                                  “Qualified Nominee” means an individual (i) who is not a competitor of the Company or any of its subsidiaries or an affiliate of a competitor of the Company or any of its subsidiaries, as reasonably determined by the Board, (ii) who does not have a material conflict of interest in serving as a member of the Board or would be unable to comply with the Company’s code of business conduct and ethics and corporate governance guidelines, as reasonably determined by the Board, (iii) with respect to whom none of the events described in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (or any successor regulation), has occurred in the prior 10 years and (iv) whose nomination and recommendation by the Board, in the good faith determination of the Board, would not be inconsistent with the Board’s duties to the Company and its stockholders.  For purposes of this definition, a managing director or director of GI Partners shall not be deemed to be a competitor or an affiliate of a competitor of the Company or any of its subsidiaries or to have a material conflict of interest in serving as a member of the Board by reason of such position or any ownership interest in GI Partners or its subsidiaries.

2.                                       Agreement to Nominate Directors.

(a)                                  If GISI, through its interest in STAG GI, receives beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the total OP Units issued by the Operating Partnership in the Contributions, then from the date hereof until the Expiration Date (defined below) and subject to the terms and conditions in this Agreement, at every annual meeting of the stockholders of the Company relating to the election of members of the Board, the Company shall cause two individuals selected by GISI (both of whom must be Qualified Nominees and at least one of whom must be an Independent Director and qualify to serve as chairperson of at least one of the compensation, audit, nominating and investment committees of the Board and will be required to serve as chairperson of one of the aforesaid committees) to be nominated for election to the Board; provided, however, the composition of the Board and each committee thereof shall satisfy all listing requirements of the New York Stock Exchange.

(b)                                 If at any time while the Company’s obligations under this Section 2 are in effect, the Board shall be classified with the result that directors serve for terms of greater than one year, the Company shall not be required to make any nominations otherwise required under this Section 2, except at an annual meeting at which the term of an individual nominated pursuant to this Section 2 and elected to the Board in connection with such nomination (a “GI Director”), is scheduled to expire; provided that if the Board shall be classified, the GI Directors shall be placed in different classes.

(c)                                  This Agreement shall not, and shall not be construed to, grant any other rights with regard to the nomination of directors other than the limited rights set forth in this Section 2.

3.                                       Agreement to Vote Shares.

(a)                                  From the date hereof until the Expiration Date, at every annual meeting of the stockholders of the Company relating to the election of members of the Board, each of GISI and the Contributors (in the capacity as a stockholder) shall appear at the meeting or otherwise cause the Shares, if any, to be present for purposes of establishing a quorum and shall vote the Shares, if any,  in favor of the election of the nominee or nominees, as applicable, for the Board selected by GISI pursuant to, and in accordance with, this Agreement.

(b)                                 If GISI or a Contributor is the beneficial owner, but not the record holder, of the Shares, GISI or such Contributor, as applicable, agrees to take all reasonable actions necessary to cause the record holder and any nominees to vote all of the Shares, if any, in the manner provided in Section 3(a).

(c)                                  This Agreement shall not, and shall not be construed to, grant any other rights with regard to the voting of the Shares, if any, other than the limited rights set forth in this Section 3. None of GISI and the Contributors shall have any right to influence in any manner the voting of the Shares, if any, on any other matters that may come before the stockholders of the Company.

(d)                                 This Agreement shall not, and shall not be construed to, restrict the ability of GISI or any Contributor to sell or dispose of any Shares or other securities of the Company or the Operating Partnership, in the open market or otherwise.

4.                                       Action in Stockholder Capacity Only. None of GISI and the Contributors makes any agreement or understanding herein as director or officer of the Company or as a fiduciary of, or participant in, any compensation plan of the Company. Each of GISI and the Contributors has entered into this Agreement solely in an individual capacity as a record holder and/or beneficial owner of Shares and OP Units, and nothing herein shall limit or affect any actions taken in a capacity as an officer or director of the Company or as a fiduciary of, or participant in, any compensation plan of the Company.

5.                                       Representations and Warranties of the Company and the Operating Partnership.  The Company and the Operating Partnership represent and warrant as follows:

(a)                                  The Company and the Operating Partnership have full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership enforceable against them in accordance with its terms.

(b)                                 The execution and delivery of this Agreement and the performance by the Company and the Operating Partnership of their agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Company or the Operating Partnership is a party or by which they (or any of their assets) is bound.

6.                                       Representations and Warranties of Contributor.  Each Contributor severally and not jointly represents as follows:

(a)                                  As of the date of this Agreement, Contributor is the beneficial or record owner of the Shares and OP Units indicated on the signature page of this Agreement, and Contributor does not beneficially own any securities of the Company other than (i) the Shares and OP Units set forth on the signature page of this Agreement and (ii) any Common Stock beneficially owned under any compensation plan of the Company.  Contributor has full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly and validly executed and delivered by Contributor and constitutes a valid and binding agreement of Contributor enforceable against such Contributor in accordance with its terms.

(b)                                 Except for this Agreement or as otherwise permitted by this Agreement, Contributor has full legal power, authority and right to vote or to direct the voting of all of the Shares then owned of record or beneficially as described in this Agreement, without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, Contributor has not entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any person or entity limiting or affecting such Contributor’s legal power, authority or right to vote the Shares on any matter.

(c)                                  The execution and delivery of this Agreement and the performance by Contributor of such Contributor’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Contributor is a party or by which Contributor (or any of such Contributor’s assets) is bound.

7.                                       Representations and Warranties of GISI.  GISI represents and warrants as follows:

(a)                                  As of the date of this Agreement, GISI is the beneficial or record owner of the Shares and OP Units indicated on the signature page of this Agreement, and GISI does not beneficially own any securities of the Company other than (i) the Shares and OP Units set forth on the signature page of this Agreement and (ii) any Common Stock beneficially owned under any compensation plan of the Company. GISI has full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly and validly executed and delivered by GISI and constitutes a valid and binding agreement of GISI enforceable against GISI in accordance with its terms.

(b)                                 Except for this Agreement or as otherwise permitted by this Agreement, GISI has full legal power, authority and right to vote or to direct the voting of all of the Shares then owned of record or beneficially as described in this Agreement, without the consent or approval of, or any other action on the part of, any other person or entity (subject to the terms of the JV Agreement with respect to Shares owned through STAG GI). Without limiting the generality of the foregoing, GISI has not entered into any voting agreement (other than this Agreement and the JV Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any person or entity limiting or affecting GISI’s legal power, authority or right to vote the Shares on any matter.

(c)                                  The execution and delivery of this Agreement and the performance by GISI of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which GISI is a party or by which GISI (or any of its assets) is bound.

(d) GISI is controlled by GI Partners.

8.                                       Termination.

(a)                                  This Agreement shall terminate if:

(i) at any time immediately following a transfer by GISI or any of the GI Controlled Affiliates of any interest in the Formation Securities, GISI and the GI Controlled Affiliates no longer beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), 10% or more of the total shares of Common Stock of the Company outstanding on a fully diluted basis immediately following such transfer (assuming all securities convertible or exchangeable into shares of Common Stock, including all OP Units not held directly or indirectly by the Company, are converted or exchanged into or redeemed for shares of Common Stock), or

(ii) at any time on or after the third anniversary of the Public Offering, GISI and the GI Controlled Affiliates no longer beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), 10% or more of the total shares of Common Stock of the Company outstanding on a fully diluted basis (assuming all securities convertible or exchangeable into shares of Common Stock, including all OP Units not held directly or indirectly by the Company, are converted or exchanged into or redeemed for shares of Common Stock)  (the earlier to occur of the events in clause (i) and (ii), the “Expiration Date”).

(b)                                 Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

(c)                                  For purposes of this Agreement, (i) “transfer” means any transfer, sale, assignment, gift, exchange or redemption (other than an exchange or redemption of OP Units for shares of Common Stock), distribution or any other disposition by law or otherwise; (ii) “Formation Securities” means the OP Units issued to GISI (through STAG GI) in the Formation Transactions and shares of Common Stock issued upon redemption of any such OP Units (or any securities issued as a dividend or distribution on, or in exchange for such OP Units or shares of Common Stock); and (iii) “GI Controlled Affiliates” means, so long as they are controlled by GI Partners, GI Partners Fund III-A L.P., GI Partners Fund III-B L.P., GI Partners Fund III L.P., GI STAG UBTI Blocker, Inc. and GI STAG ECI Blocker, Inc.

9.                                       Miscellaneous Provisions.

(a)                                  Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Company, the Operating Partnership, GISI and the Contributors.

(b)                                 Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c)                                  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d)                                 Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto. This Agreement and all the provisions hereof are personal to each of the parties hereto, shall not inure to a party’s respective successors and may not be assigned, other than to one of the GI Controlled Affiliates, by a party without the prior written consent of the other parties. Any assignment in violation of the foregoing shall be void and of no effect.

(e)                                  No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f)                                    Cooperation. Each of the parties hereto agrees to cooperate fully with the other parties and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by another party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Each of the parties hereto agrees that the other parties may publish and disclose each party’s identity and ownership of Shares, OP Units and other securities of the Company or the Operating Partnership and the nature of each party’s commitments, arrangements and understandings under this Agreement as may be required by applicable law in any filing made by a party with the Securities and Exchange Commission.

(g)                                 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h)                                 Specific Performance; Injunctive Relief. Each party hereto acknowledges that the other parties may be irreparably harmed and that there may be no adequate remedy at law for a breach of any of the covenants or agreements of a party’s set forth in this Agreement. Therefore, each party hereto hereby agree that, in addition to any other remedies that may be available upon any such breach, each party shall have the right to seek specific performance, injunctive relief or any other remedies available to such party at law or in equity without posting any bond or other undertaking in order to enforce such covenants and agreements.

(i)                                     Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a). If to a Contributor, to Contributor’s address or e-mail address shown below Contributor’s signature on the signature pages hereof, and with a copy (which shall not constitute notice) to:

STAG Capital Partners, LLC

99 Chauncy Street, 10th Floor

Boston, MA  02111

Attention: General Counsel

Fax: 617-514-0052

E-mail: karnone@stagcapital.com

with a further copy (which shall not constitute notice) to:

DLA Piper LLP (US)
33 Arch Street, 26th Floor
Boston, MA 02110
Attn: John L. Sullivan, Esq.
Fax:  617-406-6100

E-mail: john.sullivan@dlapiper.com

If to the Company and the Operating Partnership:

STAG Industrial, Inc.

99 Chauncy Street, 10th Floor

Boston, MA  02111

Attention: General Counsel

Fax: 617-514-0052

E-mail: karnone@stagcapital.com

If to GISI:

GI Partners

2180 Sand Hill Road, Suite 210

Menlo Park, CA  94025

Attention: Alexander Fraser

Fax: 650-233-3601

E-mail: alexander@gipartners.com

with a copy (which shall not constitute notice) to:

STAG Capital Partners, LLC

99 Chauncy Street, 10th Floor

Boston, MA  02111

Attention: General Counsel

Fax: 617-514-0052

E-mail: karnone@stagcapital.com

with a further copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

695 Town Center Drive, Seventeenth Floor Costa Mesa, CA 92626
Attn:  John Simonis, Esq.
Fax:  714-668-6336

E-mail: johnsimonis@paulhastings.com

or to such other address or facsimile number as the parties hereto may designate in writing to the other in accordance with this Section 9(i). Any party may change the address or facsimile number to which notices are to be sent by giving written notice of such change of address or number to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by facsimile or e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

(j)                                     Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(k)                                  Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signatures on the Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

STAG INDUSTRIAL, INC., a Maryland corporation

By:
Name:
Title:

OPERATING PARTNERSHIP

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG INDUSTRIAL GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

GISI

GI STAG INVESTCO, LLC, a Delaware limited liability company

By:
Name:
Title:

Shares Beneficially Owned (ownership is through STAG GI Investments, LLC and duplicative of the “Shares Beneficially Owned” indicated for STAG GI Investment, LLC below):

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]

CONTRIBUTORS

STAG GI INVESTMENTS, LLC

By:	STAG MANAGER, LLC, its manager

By:
Name:
Title:

Address:

Shares Beneficially Owned:

shares of Common Stock
OP Units

STAG INVESTMENTS III, LLC

By:	STAG MANAGER III, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

Address:

Shares Beneficially Owned:

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]

STAG INVESTMENTS IV, LLC

By:	STAG MANAGER IV, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

Address:

Shares Beneficially Owned:

shares of Common Stock
OP Units

NET LEASE AGGREGATION FUNDS, LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]

INNOVATIVE PROMOTIONS LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

GREGORY W. SULLIVAN

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]

ROSEVIEW CAPITAL PARTNERS LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

BSB STAG III, LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]

STAG III EMPLOYEES, LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

NED STAG III RESIDUAL LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]

BENJAMIN S. BUTCHER

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

[Signature Page to Voting Agreement]